Exhibit 99.1

GMS REPORTS FIRST QUARTER FISCAL 2026 RESULTS

Net Sales and Adjusted EBITDA Results Consistent With Expectations

Tucker, Georgia, August 28, 2025. GMS Inc. (NYSE: GMS), a leading North American specialty building products distributor, today reported financial results for the fiscal first quarter ended July 31, 2025.

GMS Inc.

Condensed Consolidated Statements of Operations (Unaudited)

(in thousands, except per share data)

	Three Months Ended
	July 31,
	2025	2024
Net sales	$1,414,332	$1,448,456
Cost of sales (exclusive of depreciation and amortization shown separately below)	977,807	996,893
Gross profit	436,525	451,563
Operating expenses:
Selling, general and administrative	314,379	315,152
Depreciation and amortization	40,919	38,032
Total operating expenses	355,298	353,184
Operating income	81,227	98,379
Other (expense) income:
Interest expense	(21,068)	(22,213)
Other income, net	906	2,028
Total other expense, net	(20,162)	(20,185)
Income before taxes	61,065	78,194
Provision for income taxes	17,505	20,946
Net income	$43,560	$57,248
Weighted average common shares outstanding:
Basic	38,064	39,542
Diluted	38,629	40,226
Net income per common share:
Basic	$1.14	$1.45
Diluted	$1.13	$1.42

GMS Inc.

Condensed Consolidated Balance Sheets (Unaudited)

(in thousands, except per share data)

	July 31, 2025	April 30, 2025
Assets
Current assets:
Cash and cash equivalents	$39,931	$55,599
Trade accounts and notes receivable, net of allowances of $13,333 and $12,947, respectively	879,287	835,888
Inventories, net	583,801	586,191
Prepaid expenses and other current assets	36,110	42,438
Total current assets	1,539,129	1,520,116
Property and equipment, net of accumulated depreciation of $383,375 and $369,343, respectively	531,047	524,008
Operating lease right-of-use assets	328,972	325,977
Goodwill	882,502	881,334
Intangible assets, net	516,945	536,716
Deferred income taxes	26,588	24,568
Other assets	19,899	18,548
Total assets	$3,845,082	$3,831,267
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$396,249	$431,494
Accrued compensation and employee benefits	87,461	126,442
Other accrued expenses and current liabilities	133,347	127,396
Current portion of long-term debt	57,740	57,901
Current portion of operating lease liabilities	53,717	54,325
Total current liabilities	728,514	797,558
Non-current liabilities:
Long-term debt, less current portion	1,255,900	1,206,445
Long-term operating lease liabilities	288,464	279,373
Deferred income taxes, net	76,035	76,483
Other liabilities	44,347	51,228
Total liabilities	2,393,260	2,411,087
Commitments and contingencies
Stockholders' equity:
Common stock, par value $0.01 per share, 500,000 shares authorized; 38,068 and 38,164 shares issued and outstanding as of July 31, 2025 and April 30, 2025, respectively	381	381
Preferred stock, par value $0.01 per share, 50,000 shares authorized; 0 shares issued and outstanding as of July 31, 2025 and April 30, 2025	—	—
Additional paid-in capital	184,712	189,216
Retained earnings	1,316,076	1,272,516
Accumulated other comprehensive loss	(49,347)	(41,933)
Total stockholders' equity	1,451,822	1,420,180
Total liabilities and stockholders' equity	$3,845,082	$3,831,267

GMS Inc.

Condensed Consolidated Statements of Cash Flows (Unaudited)

(in thousands)

	Three Months Ended July 31,
	2025	2024
Cash flows from operating activities:
Net income	$43,560	$57,248
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	40,919	38,032
Write-off and amortization of debt discount and debt issuance costs	649	448
Equity-based compensation	4,697	4,343
Loss on disposal of assets, net	4	858
Deferred income taxes	(2,650)	(1,681)
Other items, net	1,631	2,288
Changes in assets and liabilities net of effects of acquisitions:
Trade accounts and notes receivable	(43,108)	(36,373)
Inventories	3,089	(20,640)
Prepaid expenses and other assets	2,694	(3,320)
Accounts payable	(35,320)	(10,644)
Accrued compensation and employee benefits	(39,005)	(66,124)
Other accrued expenses and liabilities	(8,104)	12,626
Cash used in operating activities	(30,944)	(22,939)
Cash flows from investing activities:
Purchases of property and equipment	(8,446)	(8,976)
Proceeds from sale of business and sale of assets	1,267	1,218
Acquisition of businesses, net of cash acquired	(1,444)	(118,461)
Cash used in investing activities	(8,623)	(126,219)
Cash flows from financing activities:
Repayments on revolving credit facility	(462,165)	(378,641)
Borrowings from revolving credit facility	508,253	468,864
Payments of principal on long-term debt	(1,247)	(1,247)
Payments of principal on finance lease obligations	(12,686)	(10,839)
Repurchases of common stock	(12,852)	(46,609)
Proceeds from exercises of stock options	809	555
Proceeds from issuance of stock pursuant to employee stock purchase plan	3,795	3,207
Cash provided by financing activities	23,907	35,290
Effect of exchange rates on cash and cash equivalents	(8)	892
Decrease in cash and cash equivalents	(15,668)	(112,976)
Cash and cash equivalents, beginning of period	55,599	166,148
Cash and cash equivalents, end of period	$39,931	$53,172
Supplemental cash flow disclosures:
Cash paid for income taxes	$6,448	$2,881
Cash paid for interest	23,646	26,730

GMS Inc.

Net Sales by Product Group (Unaudited)

(dollars in thousands)

	Three Months Ended
	July 31, 2025	% of Total	July 31, 2024	% of Total
Wallboard	$556,393	39.3%	$587,929	40.6%
Ceilings	220,929	15.6%	207,156	14.3%
Steel framing	196,553	13.9%	209,858	14.5%
Complementary products	440,457	31.1%	443,513	30.6%
Total net sales	$1,414,332		$1,448,456

GMS Inc.

Net Sales and Organic Sales by Product Group (Unaudited)

(dollars in millions)

	Net Sales			Organic Sales
	Three Months Ended July 31,			Three Months Ended July 31,
	2025	2024	Change	2025	2024	Change
Wallboard	$556.4	$587.9	(5.4)%	$547.7	$587.9	(6.8)%
Ceilings	220.9	207.2	6.6%	219.7	207.2	6.1%
Steel framing	196.5	209.9	(6.3)%	192.6	209.9	(8.2)%
Complementary products	440.5	443.5	(0.7)%	417.6	443.5	(5.8)%
Total net sales	$1,414.3	$1,448.5	(2.4)%	$1,377.6	$1,448.5	(4.9)%

GMS Inc.

Per Day Net Sales and Per Day Organic Sales by Product Group (Unaudited)

(dollars in millions)

	Per Day Net Sales			Per Day Organic Sales
	Three Months Ended July 31,			Three Months Ended July 31,
	2025	2024	Change	2025	2024	Change
Wallboard	$8.7	$9.2	(5.4)%	$8.6	$9.2	(6.8)%
Ceilings	3.5	3.2	6.6%	3.4	3.2	6.1%
Steel framing	3.1	3.3	(6.3)%	3.0	3.3	(8.2)%
Complementary products	6.9	6.9	(0.7)%	6.5	6.9	(5.8)%
Total net sales	$22.2	$22.6	(2.4)%	$21.5	$22.6	(4.9)%

	Per Day Growth(a)		Per Day Organic Growth(a)
	Three Months Ended July 31, 2025		Three Months Ended July 31, 2025
	Volume	Price/Mix/Fx	Volume	Price/Mix/Fx
Wallboard	(5.7)%	0.3%	(7.0)%	0.2%
Ceilings	(4.2)%	10.8%	(5.0)%	11.1%
Steel framing	(5.4)%	(0.9)%	(8.8)%	0.6%

(a) Given the wide breadth of offerings and units of measure in Complementary Products, detailed price vs volume reporting is not available at a consolidated level.

GMS Inc.

Reconciliation of Net Income to Adjusted EBITDA (Unaudited)

(in thousands)

	Three Months Ended
	July 31,
	2025	2024
Net income	$43,560	$57,248
Interest expense	21,068	22,213
Interest income	(84)	(370)
Provision for income taxes	17,505	20,946
Depreciation expense	21,290	19,228
Amortization expense	19,629	18,804
EBITDA	$122,968	$138,069
Stock appreciation expense(a)	867	243
Redeemable noncontrolling interests and deferred compensation(b)	86	422
Equity-based compensation(c)	3,744	3,678
Severance and other permitted costs(d)	1,185	956
Transaction costs (acquisitions and other)(e)	6,150	1,280
Loss on disposal of assets(f)	4	858
Effects of fair value adjustments to inventory(g)	—	375
Change in fair value of contingent consideration(h)	485	—
EBITDA adjustments	12,521	7,812
Adjusted EBITDA	$135,489	$145,881

Net sales	$1,414,332	$1,448,456
Adjusted EBITDA Margin	9.6%	10.1%

(a)	Represents changes in the fair value of stock appreciation rights.
(b)	Represents changes in the fair values of noncontrolling interests and deferred compensation agreements.
(c)	Represents non-cash equity-based compensation expense related to the issuance of share-based awards.
(d)	Represents severance expenses and certain other cost adjustments as permitted under the ABL Facility and the Term Loan Facility.
(e)	Represents costs related to acquisitions paid to third parties, including costs for the pending merger with The Home Depot.
(f)	Includes gains and losses from the sale and disposal of assets.
(g)	Represents the non-cash cost of sales impact of acquisition accounting adjustments to increase inventory to its estimated fair value.
(h)	Represents the change in fair value of contingent consideration arrangements.

GMS Inc.

Reconciliation of Cash Used In Operating Activities to Free Cash Flow (Unaudited)

(in thousands)

	Three Months Ended
	July 31,
	2025	2024
Cash used in operating activities	$(30,944)	$(22,939)
Purchases of property and equipment	(8,446)	(8,976)
Free cash flow (a)	$(39,390)	$(31,915)

(a) Free cash flow is a non-GAAP financial measure that we define as net cash provided by (used in) operations less capital expenditures.

GMS Inc.

Reconciliation of Selling, General and Administrative Expense to Adjusted SG&A (Unaudited)

(in thousands)

	Three Months Ended
	July 31,
	2025	2024
Selling, general and administrative expense	$314,379	$315,152

Adjustments
Stock appreciation expense(a)	(867)	(243)
Redeemable noncontrolling interests and deferred compensation(b)	(86)	(422)
Equity-based compensation(c)	(3,744)	(3,678)
Severance and other permitted costs(d)	(1,185)	(956)
Transaction costs (acquisitions and other)(e)	(6,150)	(1,280)
Loss on disposal of assets(f)	(4)	(858)
Adjusted SG&A	$302,343	$307,715

Net sales	$1,414,332	$1,448,456
Adjusted SG&A margin	21.4%	21.2%

(a)	Represents changes in the fair value of stock appreciation rights.
(b)	Represents changes in the fair values of noncontrolling interests and deferred compensation agreements.
(c)	Represents non-cash equity-based compensation expense related to the issuance of share-based awards.
(d)	Represents severance expenses and certain other cost adjustments as permitted under the ABL Facility and the Term Loan Facility.
(e)	Represents costs related to acquisitions paid to third parties, including costs for the pending merger with The Home Depot.
(f)	Includes gains and losses from the sale and disposal of assets.

GMS Inc.

Reconciliation of Income Before Taxes to Adjusted Net Income (Unaudited)

(in thousands, except per share data)

	Three Months Ended
	July 31,
	2025	2024
Income before taxes	$61,065	$78,194
EBITDA adjustments	12,521	7,812
Amortization expense (1)	19,629	18,804
Adjusted pre-tax income	93,215	104,810
Adjusted income tax expense	25,168	27,251
Adjusted net income	$68,047	$77,559
Effective tax rate (2)	27.0%	26.0%

Weighted average shares outstanding:
Basic	38,064	39,542
Diluted	38,629	40,226
Adjusted net income per share:
Basic	$1.79	$1.96
Diluted	$1.76	$1.93

(1) Represents all non-cash amortization resulting from business combinations.

(2) Normalized cash tax rate excluding the impact of acquisition accounting and certain other deferred tax amounts.

GMS Inc.

Reconciliation of Net Income to Pro Forma Adjusted EBITDA (Unaudited)

(in thousands)

	Last Twelve Months Ended
	July 31,
	2025		2024
Net income	$101,781		$246,497
Interest expense	87,935		78,760
Write-off of debt discount and deferred financing fees	—		674
Interest income	(633)		(1,650)
Provision for income taxes	55,385		92,299
Depreciation expense	85,069		72,107
Amortization expense	81,966		67,269
EBITDA	$411,503		$555,956
Impairment of goodwill	42,454		—
Stock appreciation expense(a)	2,920		4,416
Redeemable noncontrolling interests and deferred compensation(b)	924		1,369
Equity-based compensation(c)	15,712		15,992
Severance and other permitted costs(d)	12,080		3,178
Transaction costs (acquisitions and other)(e)	8,790		4,751
(Gain) loss on disposal of assets(f)	(6,330)		260
Effects of fair value adjustments to inventory(g)	110		1,706
Change in fair value of contingent consideration(h)	2,367		—
Debt transaction costs(i)	—		409
EBITDA adjustments	79,027		32,081
Adjusted EBITDA	490,530		588,037
Contributions from acquisitions(j)	1,111		35,211
Pro Forma Adjusted EBITDA	$491,641		$623,248

Cash and cash equivalents	$39,931		$53,172
Total debt	1,313,640		1,380,438
Net debt	$1,273,709		$1,327,266
Net debt / Pro Forma Adjusted EBITDA	2.6	x	2.1	x

(a)	Represents changes in the fair value of stock appreciation rights.
(b)	Represents changes in the fair values of noncontrolling interests and deferred compensation agreements.
(c)	Represents non-cash equity-based compensation expense related to the issuance of share-based awards.
(d)	Represents severance expenses and certain other cost adjustments as permitted under the ABL Facility and the Term Loan Facility.
(e)	Represents costs related to acquisitions paid to third parties, including costs for the pending merger with The Home Depot.
(f)	Includes gains and losses from the sale of assets and the sale of the Company’s Michigan-based installed insulation contracting business, net of losses and impairments.
(g)	Represents the non-cash cost of sales impact of acquisition accounting adjustments to increase inventory to its estimated fair value.
(h)	Represents the change in fair value of contingent consideration arrangements.
(i)	Represents costs paid to third-party advisors related to debt refinancing activities.
(j)	Represents the pro forma impact of earnings from acquisitions from the beginning of the last twelve month period to the date of acquisition, including synergies.

About GMS Inc.

Founded in 1971, GMS operates a network of more than 320 distribution centers with extensive product offerings of Wallboard, Ceilings, Steel Framing and Complementary Products. In addition, GMS operates nearly 100 tool sales, rental and service centers, providing a comprehensive selection of building products and solutions for its residential and commercial contractor customer base across the United States and Canada. The Company’s unique operating model combines the benefits of a national platform and strategy with a local go-to-market focus, enabling GMS to generate significant economies of scale while maintaining high levels of customer service.

Use of Non-GAAP Financial Measures

GMS reports its financial results in accordance with GAAP. However, it presents Adjusted net income, free cash flow, Adjusted SG&A, Adjusted EBITDA, and Adjusted EBITDA margin, which are not recognized financial measures under GAAP. GMS believes that Adjusted net income, free cash flow, Adjusted SG&A, Adjusted EBITDA, and Adjusted EBITDA margin assist investors and analysts in comparing its operating performance across reporting periods on a consistent basis by excluding items that the Company does not believe are indicative of its core operating performance. The Company’s management believes Adjusted net income, Adjusted SG&A, free cash flow, Adjusted EBITDA and Adjusted EBITDA margin are helpful in highlighting trends in its operating results, while other measures can differ significantly depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which the Company operates and capital investments. In addition, the Company utilizes Adjusted EBITDA in certain calculations in its debt agreements.

You are encouraged to evaluate each adjustment and the reasons GMS considers it appropriate for supplemental analysis. In addition, in evaluating Adjusted net income, Adjusted SG&A and Adjusted EBITDA, you should be aware that in the future, the Company may incur expenses similar to the adjustments in the presentation of Adjusted net income, Adjusted SG&A and Adjusted EBITDA. The Company’s presentation of Adjusted net income, Adjusted SG&A, Adjusted SG&A margin, Adjusted EBITDA, and Adjusted EBITDA margin should not be construed as an inference that its future results will be unaffected by unusual or non-recurring items. In addition, Adjusted net income, free cash flow, Adjusted SG&A and Adjusted EBITDA may not be comparable to similarly titled measures used by other companies in GMS’s industry or across different industries. Please see the tables at the end of this release for a reconciliation of Adjusted EBITDA, free cash flow, Adjusted SG&A and Adjusted net income to the most directly comparable GAAP financial measures.

When calculating organic net sales growth, the Company excludes from the calculation (i) net sales of acquired businesses until the first anniversary of the acquisition date, and (ii) the impact of foreign currency translation.

Contact Information:

Investors:

Carey Phelps

ir@gms.com

770-723-3369